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                                                                    EXHIBIT 10.3

                               FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                                   AND WAIVER

         THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment"), dated as of January 29, 2003, amends and modifies a certain Loan and Security Agreement dated as of June 28, 2001 as amended by Amendments dated as of December 20, 2001, March 25, 2002, May 3, 2002 and June 27, 2002 (as
amended, the "Credit Agreement") by and between PEMSTAR INC. (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION (the "Lender"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                              Preliminary Statement

         An Event of Default exists under the Credit Agreement, and the Borrower has requested that the Lender waive such default. To induce the Lender to grant such waiver and in consideration of such waiver, the Borrower has agreed to the terms and conditions set forth in this Amendment, including terms and conditions intended to benefit U.S. Bancorp Equipment Finance, Inc. ("USBEF"), an affiliate of the Lender that has also extended credit to the Borrower in the form of lease agreements.

         NOW THEREFOR, in consideration of the foregoing and for other valuable consideration, the Borrower and the Lender agree as follows:

                 ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

         The Credit Agreement is amended as follows:

         1.1 Line of Credit. The first sentence of Section 2.1(a) is amended to read as follows:

         "Lender agrees to make advances (each a `Line of Credit Advance') to Borrower, from and after the date of this Agreement through and including the earlier of December 31, 2003, or the date on which the Line of Credit is terminated, whether under Section 2.1(d), Section 9.2(a) or otherwise (the `Termination Date'), in such amounts and at such times as the Borrower may from time to time request in an aggregate amount at any time outstanding not to exceed the Line of Credit Availability."

         1.2 Termination Date. New Section 2.1(d) is added following Section 2.1(c), and shall read as follows:

         "(d) Termination Date. The Borrower agrees to give the Lender immediate notice of the shortening of the maturity of loans or extensions of credit under the IBM Credit Loan Agreement or other credit agreement involving a material (in excess of $2,000,000) amount of senior indebtedness. Upon such notice, the Lender shall have the option, by notice to the Borrower, of causing the Termination Date hereunder to fall on a date (not later than the Termination Date prior to giving effect to such notice) not later than the maturity date under the IBM Credit Loan Agreement or such other credit agreement. This provision shall not affect other changes to the Termination Date set forth in this Agreement."

         1.3 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment. The Loans shall continue to be evidenced by the Note and it is acknowledged that the amount of the Note is greater than the Line of Credit Amount, as amended hereby.

                               ARTICLE II - WAIVER

         The Borrower has informed the Lender that, as of December 31, 2002, its Current Ratio was 1.31 to 1.00, and for such reason for the period on and after December 31, 2002, it was not in compliance with Section 8.11(d) of the Credit Agreement. The Borrower has requested that the Lender waive such non-compliance with the Credit Agreement. Effective as provided below, and subject to the additional requirements that IBM Credit shall have waived, or will waive simultaneously herewith, any default under the IBM Credit Loan Agreement caused by Borrower's breach of the Current Ratio financial covenant, the Lender waives the Borrower's non-compliance with Section 8.11(d) of the Credit

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Agreement for periods from and after December 31, 2002, through March 30, 2003
(and not including the reporting date on or about March 31, 2003). The Lender waives any Default or Event of Default arising from such non-compliance. Except as expressly provided herein, all provisions of the Credit Agreement remain in full force and effect and this waiver shall not apply to any other or subsequent failure to comply with such Sections or any other provision of the Credit Agreement.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         To induce the Lender to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Lender that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                        ARTICLE IV - CONDITIONS PRECEDENT

         This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         4.1 Warranties. After giving effect to this Amendment, the representations and warranties in Article 6 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         4.2 Defaults. After giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

         4.3 Documents and Fee. This Amendment and the acknowledgment by the Guarantor in the form attached hereto shall have been executed and delivered by the appropriate parties and the Borrower shall have paid a fee of $60,000 to the Lender.

         4.4 Further Condition. As a further condition to effectiveness of this Amendment and effectiveness of the waiver set forth in Article II, the Borrower has agreed that the leases of USBEF shall be amended so that (a) the payments in February and March, 2003, shall continue as scheduled, and (b) commencing on April 15, 2003, the remaining lease payments shall be rescheduled so that all obligations under the leases (both interest and principal) are satisfied in twelve monthly installments, with the final such installment due and payable on March 15, 2004. The Borrower shall enter into document with USBEF to evidence such agreement not later than the earlier of (i) February 15, 2003, or (ii) the date the Borrower shall release to the pubic its financial statements for the period ended December 31, 2002; and if the Borrower shall fail to enter into documents reasonably acceptable to USBEF by the earlier of such dates, this Amendment and the waiver herein shall be deemed to be terminated and of no effect (and the Event of Default described herein shall be deemed to have continued and not to have been waived).

                               ARTICLE V - GENERAL

         5.1 Expenses. The Borrower agrees to reimburse the Lender upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         5.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without

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invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         5.4 Law. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

         5.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:   Christopher J. Schaaf
                                      ----------------------------------

                                   Title Vice President
                                        --------------------------------


                                   PEMSTAR INC.

                                   By:   Greg S Lea
                                      ----------------------------------

                                   Title CFO
                                        --------------------------------

                           GUARANTOR'S ACKNOWLEDGMENT

         The undersigned has guaranteed payment and performance of obligations of PEMSTAR INC. (the "Borrower") to U.S. Bank National Association (the "Lender") pursuant to the terms of a Guaranty, dated as of June 28, 2001 (the "Guaranty"), which obligations include without limitation obligations under that certain Loan and Security Agreement, dated as of June 28, 2001, as thereafter amended (the "Credit Agreement"). The undersigned acknowledges that its has received a copy of the proposed Fifth Amendment to the Credit Agreement and Waiver, to be dated on or about January 29, 2003 (the "Amendment"). The undersigned agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Lender under the Guaranty, and confirms that by the Guaranty, the undersigned continues to guaranty payment and performance of the obligations of the Borrower to the Lender, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. The undersigned hereby confirms that the Guaranty remains in full force and effect, enforceable against the undersigned in accordance with its terms.

                                      TURTLE MOUNTAIN CORPORATION

                                      By:   Linda U. Feuss
                                         ----------------------------------
                                      Title Secretary
                                           --------------------------------

                                      and

                                      By:   John E. Miller
                                         ----------------------------------
                                      Title President
                                           --------------------------------

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